EXHIBIT 32.1

I, John C. Kleinert, Chief Executive Officer of Velocity Asset Management, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

     1. this Amendment No.1 to the Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

     2. the information contained in the Amendment fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date:    June 15, 2007

         BY:  /s/ JOHN C. KLEINERT
              ------------------------------
              John C. Kleinert
              Chief Executive Officer



The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.


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